Exhibit 99.1
Investor Discussion Materials November 2013
Forward Looking Statements The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this presentation contains statements that are forward-looking, such as statements relating to results of operations and financial conditions and business development activities, as well as capital spending and financing sources. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of Mercer. For more information regarding these risks and uncertainties, review Mercer's filings with the United States Securities and Exchange Commission. Unless required by law, we do not assume any obligation to update forward-looking statements based on unanticipated events or changed expectations.
Mercer International Inc.
Mercer - A Snapshot World-class, large, modern mill operations that produce high-quality NBSK pulp Strategically located mills, close to excellent fiber baskets and key markets Strong long-term forecast and supply-demand outlook for NBSK Significant and growing revenue from energy and chemical sales Financial structure offers investors high leverage to the pulp cycle Experienced, shareholder-focused management team and board of directors
Corporate Structure Pursuant to the terms of its 2017 Senior Notes Mercer conducts operations through three subsidiaries: Rosenthal - Germany Stendal - Germany Celgar - BC, Canada The Corporation is divided into the "Restricted Group" and the "Non-Restricted Group" - a structure created to facilitate the acquisition of Celgar through the issue of senior notes (1) The Restricted Group is supported by the Celgar and Rosenthal operations The Non-Restricted Group is supported by the Stendal operation 100% Celgar - BC, Canada 100% Rosenthal - Germany 83% Stendal - Germany Restricted Group 520,000 ADMT + 100 MW 355,000 ADMT + 57 MW 650,000 ADMT + 102 MW the only two NBSK market pulp mills in Germany, which is Europe's largest market for NBSK pulp one of the largest, most modern pulp mills in North America Debt is 80% guaranteed by the German government Non-recourse to the Restricted Group
Significant Capacity with Access to Key Global Markets Mercer's three mills have a combined annual capacity of 1,525,000 air-dried metric tonnes (ADMT) of NBSK pulp production and 259 MW of electrical generation Following the finalization of Stendal's Project Blue Mill (ramp-up started at end of Q3 2013, expected finalization in November 2013), Mercer's electrical generating capacity will increase to 299 MW The mills' strategic locations position the company well to serve customers in Europe, North America and Asia In particular, China - the world's largest and fastest growing pulp import market - and Germany - the largest European pulp import market Celgar (B.C., Canada) 520,000 ADMT United States Stendal (Germany) 650,000 ADMT Rosenthal (Germany) 355,000 ADMT ^ Indonesia China Thailand Middle East Europe Japan ^ ^
(CHART) Growing Energy and Chemical By-Product Revenues Mercer has been a leader among paper and forest products companies in embracing the "bio-economy" and in harnessing significant value from the generation of surplus power as well as its production of bio-chemicals Mercer recognized the opportunity to secure new revenue streams from its operations, as the market place turned to biomass for carbon neutral power and renewable chemical by-products Since energy and chemical production is a by-product of our pulping process, our production is highly efficient and our energy and chemical sales are highly profitable Stendal's Project Blue Mill commenced in Q3 2013 (40 MW capacity addition) Green electricity and chemical by-product revenue... a significant and growing part of Mercer's business CAGR: 4.0% CAGR: 11.7% (CHART) CAGR: 20.4%
Mercer's Recent Developments Celgar Workforce Reduction Expected to improve fixed costs by €6.0 to €7.5 million per year Incurred pre-tax charges of ~€2.9 million for severance and other personnel related expenses in Q3 2013 Estimated additional costs in the range of €1.5 to €3.0 million (pre-tax) in Q4 2013 Stendal Credit Facilities Amortizing loan, supported by guarantees from the German Federal and State governments EBITDA based covenants pinch at the bottom of the pulp cycle The credit facilities were successfully amended in September 2013 to provide greater flexibility In connection with the amendment, Mercer injected US$20 million of capital in to the mill and increased equity ownership from 74.9% to 83.0% Working Capital Revolvers Rosenthal and Celgar's revolvers were extended to October 2016 and June 2016, respectively, on attractive terms Senior Notes Issued US$50 million tack-on at a 104.5% premium to face in July 2013 Stendal's Project Blue Mill Stendal's capital project involving production enhancements and the installation of 40 MW of new electrical generating capacity Started ramp-up phase in Q3 2013 on schedule and on budget
The NBSK Market
Introduction to the Major Themes in NBSK The impact of digital media on paper demand ? Current themes surrounding the NBSK market include: The effect of China and other emerging economies' continuing growth ? The net supply impact of mill closures, starts/restarts, and facility conversions ? The potential supply impact of integrated players selling their pulp on the market ?
After undergoing significant changes over the past 20+ years, the market for NBSK is trending from balanced to tight, with the meaningful substitution of NBSK for other pulps largely completed Putting NBSK's History into Perspective (CHART) Shortage! ? price surge Sources: Factset FOEX PIX Pulp NBSK (prices); PPPC (inventories) ^Supply, ^Prices: Stocks are low, prices increasing
Source: Brian McClay 2012 (end use) / Hawkins Wright 2012 (total demand) Changes to NBSK End Use Markets (CHART) 7% 60% 15% 18% 5% 33% 25% 37% NBSK's strength attributes make it a necessary input for many of the fast-growing, high-end grades such as specialty, freesheet, and tissue papers Changes to Papermakers' Demand for NBSK From 2003 to 2012, the increased NBSK use in tissue and specialty products has outweighed the decline in printing and writing (P&W) applications Over this period, total NBSK demand has increased
China's Growing Demand (1) Source: PPPC 2012 (2) 2012E assumes same breakdown of grades as in 2010, for illustrative purposes (CHART) (CHART) P&W Woodfree: 9.9% Paper Board: 9.6% Kraft & Spec.: 11.0% (CHART) Tissue: 14.7% CAGR: 2004 - 2012* Region: '95 - '10 CAGR 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 (2)
China's Growing Demand (Continued) Source: PPPC - Trends in P&W Papers and Tissues (Emanuele Bono, Nov. 2012) Reasons China's demand is growing rapidly... ... and its pulp supply isn't currently keeping pace (CHART) Over time , the market will easily absorb new tissue capacity Avg 10 Year Growth Rate: 10% Avg 10 Year Growth Rate: 8% China's 12th Five-Year Plan should increase demand for NBSK Growth in Chinese per capita tissue, wood-free, and specialty paper grade consumption is due to: Rising living standards Growing disposable income Increased focus on hygiene Shutting down of "Old China" pulp and paper capacity Significant closures to date and more to come (see RISI data below) Implementing pollution and water / energy constraints to stay operating Modern assets require greater volumes of NBSK to run machines at optimal rates Focus on wood-based pulps, but limited domestic wood fiber supply, means large pulp import volumes Healthy demand for virgin fiber as paper recovery is nearing feasible maximums in most markets Chinese Government Mandated Closure of "Old China" Capacity 2005-2009: 6.5 mm tonnes per year over 5 years 2011: closed 8.31 mm tonnes 2012E: targeted 9.95 mm tonnes for closure 2013E: targeting 6.21 mm tonnes for closure Source: RISI "China to close more than 6.21 million tonnes/yr of old pulp and paper capacity in 2013; second list may be out soon" (30-Jul-13)
NBSK Supply / Demand Summary Demand Fundamentals Supply Fundamentals Demand for NBSK is still growing globally Improving economic conditions for emerging countries Digital substitution Supply growth potential for NBSK is limited NBSK supply increases are limited due to fiber supply and the economics of integration Further conversions of NBSK capacity to dissolving pulp (DP) Aging mills With strong demand and flat supply, we believe the future NBSK market looks very attractive
Mercer Balance Sheet - September 30, 2013 in € millions Restricted Unrestricted Adjustments Consolidated ASSETS Cash, Cash Equivalents €75.1 €59.1 - €134.2 Receivables 52.6 44.7 - 97.3 Inventories 68.7 53.9 - 122.6 Other Current Assets 10.2 6.4 - 16.6 Total Current Assets 206.6 164.1 - 370.7 Property, Plant and Equipment 318.9 458.5 - 777.4 Due from Unrestricted Group 109.4 - (109.4) - Other Long-Term Assets 16.2 12.2 - 28.4 Total Long-Term Assets 444.5 470.7 (109.4) 805.8 TOTAL ASSETS €651.1 €634.8 (€109.4) €1,176.5 LIABILITIES & EQUITY Payables €51.9 €51.2 - €103.1 Current Debt 0.5 43.3 - 43.8 Other Current Liabilities 0.8 - - 0.8 Total Current Liabilities 53.2 94.5 - 147.7 Debt 253.7 422.8 - 676.5 Due to Restricted Group - 109.4 (109.4) - Other Liabilities 44.5 45.1 - 89.6 Total Long-Term Liabilities 298.2 577.3 (109.4) 766.1 Total Shareholders' Equity (Deficit) 299.7 (29.3) - 270.4 Non-Controlling Interest (Deficit) - (7.7) - (7.7) Total Equity 299.7 (37.0) - 262.7 TOTAL LIABILITIES AND EQUITY €651.1 €634.8 (€109.4) €1,176.5 Note: Restricted Group consists of Celgar and Rosenthal; Unrestricted Group consists of Stendal (see Corporate Structure slide for more details)

Mercer Selected Historical Financial Data (Consolidated)

in millions, except for per share data	2010	2011	2012	Q3-2012	Q3-2013
Pulp Revenue	€856.3	€831.4	€761.9	€205.1	€186.1
Energy and Chemical Revenue	€49.3	€68.1	€72.3	€18.2	€17.0
Total Revenue	**€905.6**	**€899.5**	**€834.1**	**€223.3**	**€203.1**
Operating Income (Loss)	**€167.7**	**€111.1**	**€49.0**	**€7.2**	**€10.1**
Interest Expense	(€67.6)	(€59.0)	(€55.8)	(€14.1)	(€13.0)
Gain (Loss) on Derivative Instruments (1)	€1.9	(€1.4)	€3.7	(€0.9)	€2.0
Other Income (Expense)	(€13.2)	€2.6	(€0.1)	€0.5	€0.1
Net Income (Loss) attributable to common shareholders	**€86.3**	**€50.1**	**(€12.2)**	**(€9.7)**	**(€2.2)**
Operating EBITDA (2)	**€224.0**	**€167.1**	**€107.1**	**€22.3**	**€24.8**
Operating EBITDA (USD) (3)	***$297.3***	***$232.6***	***$137.7***	***$27.9***	***$32.9***
Earnings Per Share (Basic)	**€2.24**	**€1.00**	**(€0.22)**	**(€0.17)**	**(€0.04)**

Note: Quarterly data represents 3 months ended September 30
(1) Gains (losses) on Stendal's interest rate swap and pulp price swaps (subject to quarterly non-cash mark-to-market valuation adjustments)
*(2) **For a reconciliation of Net Income to Operating EBITDA, please refer to Appendix D.** Operating EBITDA is defined as operating income (loss) plus depreciation and amortization and non-recurring capital asset impairment charges. It does not reflect the impact of a number of items that affect net income. It is not a measure of financial performance under GAAP, and should not be considered as an alternative to net income or income from operations as a measure of performance, nor as an alternative to net cash from operating activities as a measure of liquidity*
(3) Calculated at average USD/EUR foreign exchange rate for the period

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com MERCER 17

Significant Earning Potential China's fiscal tightening combined with weakness in Europe create NBSK trough pricing conditions Prices have been slowly improving from recent lows, and we expect continued improvement (CHART) (CHART) 2009 2010 2011 2012 2013 For a reconciliation of Net Income to Operating EBITDA, please refer to Appendix C. Operating EBITDA is defined as operating income (loss) plus depreciation and amortization and non-recurring capital asset impairment charges. It does not reflect the impact of a number of items that affect net income. It is not a measure of financial performance under GAAP, and should not be considered as an alternative to net income or income from operations as a measure of performance, nor as an alternative to net cash from operating activities as a measure of liquidity.
Appendix A Additional Information on Mercer International Inc.
Mercer - Corporate Overview Mercer owns three large, modern pulp mills - one located in BC, Canada and two in Germany The assets have a combined annual capacity of over 1.5 million ADMT per year of NBSK, a premium grade of pulp with excellent strength properties A significant and growing portion of revenue is from the sale of excess renewable, carbon-neutral electricity and chemical by-products The company has ~1,500 employees and generated revenue of €834 million (1) in fiscal 2012 The current financial structure offers very high leverage to the pulp cycle Management believes the long term supply-demand outlook for NBSK is strong (1) 2012 average EUR/USD foreign exchange rate of 1.2860, equals US$1.07 billion Mercer International Inc. (NASDAQ:MERC, TSX:MRI.U) is one of the world's largest Northern Bleached Softwood Kraft ("NBSK") pulp producers
History of Mercer's Debt Structure
Appendix B Detailed Overview of Operations
Rosenthal Mill (1) 2012 average EUR:USD foreign exchange rate of 1.2860 Mercer International Group: Restricted Group Location: Blankenstein, Germany (~300 km south of Berlin) Pulp Production Capacity: 355,000 ADMT per year Electricity Generating Capacity: 57 MW Certification: ISO 9001, 14001, and 50001 2012 Green Electricity Sales: €15.1 million (US$19.5 million) (1) Key Features: Built in 1999 - modern and efficient Strategically located in central Europe Close proximity to stable fiber supply and nearby sawmills Allows customers to operate using just in time inventory process, lowering their costs and making Rosenthal a preferred supplier In 2012 it generated over 408,000 MWh of green electricity, of which it sold nearly 170,000 MWh - both mill records One of the largest biomass power plants in Germany Regularly setting new pulp and energy production records
Celgar Mill Mercer International Group: Restricted Group Location: Castlegar, BC, Canada (~600 km east of Vancouver) Pulp Production Capacity: 520,000 ADMT per year Electricity Generating Capacity: 100 MW Certification: ISO 9001 and ISO 14001 2012 Green Electricity Sales: €13.4 million (US$17.2 million) (1) Key Features: Modern and efficient Abundant and low fiber costs by global standards Green Energy Project was completed in September 2010 In 2012 it generated over 521,000 MWh of green electricity, of which it sold almost 172,000 MWh - both mill records Secured C$57.7 million in non-repayable capital funding from government of Canada for green capital investments Majority used to fund Green Energy Project Continues to demonstrate significant upside potential Regularly setting production records and increasing the amount of bio-energy generated (1) 2012 average EUR:USD foreign exchange rate of 1.2860
Stendal Mill Mercer International Group: Unrestricted Group Location: Stendal, Germany (~130 km west of Berlin) Pulp Production Capacity: 650,000 ADMT per year Electricity Generating Capacity: 102 MW Certification: ISO 9001 and ISO 14001 certified 2012 Green Electricity Sales: €32.2 million (US$41.4 million) (1) 2012 Chemical Sales: €11.6 million (US$15.0 million) (1) Key Features: Completed in 2004, it's one of the newest and largest pulp mills in the world 83% Mercer owned Debt is 80% government guaranteed, low interest and non-recourse to the Restricted Group One of the largest biomass power plants in Germany In 2012, exported nearly 370,000 MWh Project Blue Mill will increase annual pulp production capacity by 30,000 ADMT and electricity generation by 109,000 MWh Ramp-up commenced September 2013, expected finalization November 2013 Regularly setting new performance records (1) 2012 average EUR:USD foreign exchange rate of 1.2860
Appendix C Reconciliation of Net Income to Operating EBITDA
Reconciling Net Income (Loss) to Operating EBITDA Note: For other reconciliations of Net Income (Loss) to Operating EBITDA in periods not shown here, please refer to that period's respective Form 10-Q or 10-K, which can be found on our website (www.mercerint.com) Operating EBITDA is defined as operating income (loss) plus depreciation and amortization and non-recurring capital asset impairment charges. Management uses Operating EBITDA as a benchmark measurement of its own operating results, and as a benchmark relative to its competitors. Management considers it to be a meaningful supplement to operating income (loss) as a performance measure primarily because depreciation expense and non-recurring capital asset impairment charges are not an actual cash cost, and depreciation expense varies widely from company to company in a manner that management considers largely independent of the underlying cost efficiency of their operating facilities. In addition, we believe Operating EBITDA is commonly used by securities analysts, investors and other interested parties to evaluate our financial performance. Operating EBITDA does not reflect the impact of a number of items that affect our net income (loss) attributable to common shareholders, including financing costs and the effect of derivative instruments. Operating EBITDA is not a measure of financial performance under the accounting principles generally accepted in the United States of America ("GAAP"), and should not be considered as an alternative to net income (loss) or income (loss) from operations as a measure of performance, nor as an alternative to net cash from operating activities as a measure of liquidity. Operating EBITDA has significant limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of our results as reported under GAAP. Operating EBITDA should only be considered as a supplemental performance measure and should not be considered as a measure of liquidity or cash available to us to invest in the growth of our business. Because all companies do not calculate Operating EBITDA in the same manner, Operating EBITDA as calculated by us may differ from Operating EBITDA or EBITDA as calculated by other companies. We compensate for these limitations by using Operating EBITDA as a supplemental measure of our performance and by relying primarily on our GAAP financial statements. in millions, except for per share data 2011 2012 Q3-2012 Q3-2013 Net Income (Loss) Attributable to Common Shareholders €50.1 (€12.2) (€9.7) (€2.2) Add: Net Income Attributable to Non-Controlling Interest €3.9 €1.7 €0.6 €0.5 Add: Income Tax Provision (Benefit) (€0.7) €7.3 €1.9 €0.9 Add: Interest Expense €59.0 €55.8 €14.1 €13.0 Add: Loss (Gain) on Derivative Instruments €1.4 (€3.7) €0.9 (€2.0) Add: Other Expense (Income) (€2.6) €0.1 (€0.6) (€0.1) Operating Income €111.1 €49.0 €7.2 €10.1 Add: Depreciation and Amortization €56.0 €58.1 €15.1 €14.7 Operating EBITDA €167.1 €107.1 €22.3 €24.8